EMPLOYMENT AGREEMENT


        THIS AGREEMENT is made as of the 21st day of August, 1995, by and between Miller Pipeline Corporation, an Indiana corporation ("Corporation") and a wholly owned subsidiary of IWC Resources Corporation ("Resources"), and Don W. Miller, a resident of Indiana ("Employee").

                           RECITALS

        A. Employee has extensive business experience valuable to the Corporation, and desires to provide services to the Corporation upon the terms and conditions set forth in this Agreement; and

        B. The Corporation wishes to employ Employee upon the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the premises, the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                           AGREEMENT

        1. CHAIRMAN OF THE BOARD OF DIRECTORS. The Corporation hereby employs Employee as Chairman of the Board of Directors, and Employee hereby agrees to serve the Corporation in such capacities, upon the terms and conditions hereinafter set forth.

        2. TERM. The term of Employee's employment under this Agreement shall be for an initial term of one (1) year commencing as of the date of this Agreement. This Agreement shall automatically renew for successive one (1) year periods after the Initial Term, but may be terminated at the end of the Initial Term or any renewal term by either the Corporation or Employee with prior written notice by the terminating party delivered to the other at least ninety (90) days before the end of the Initial Term or any renewal term as the case may be.

        3.   COMPENSATION.   Employee  shall  be  compensated  as
follows:

        (a) The base salary each year of the Initial Term shall be $25,000 and shall be paid in equal installments for the same periods and on the same dates that the Corporation uses for its other employees.

        (b)  Employee   shall   be   eligible  to  receive  bonus
   compensation as determined by the Corporation's Board of Directors in its sole discretion.

        4.   BENEFITS.

        (a) Employee shall be entitled to participate in all life, health or hospitalization insurance programs, or any other benefit plan or program, upon the terms and conditions of such programs, which the Corporation may from time to time provide or make available to other executives of the Corporation generally. In addition, upon the retirement of Employee from the Corporation, Employee shall be entitled to participate in any post-retirement health and hospitalization benefit program then available to the senior executives of Resources for as long as the Corporation remains a subsidiary of Resources.

        (b) Employee shall be reimbursed for any reasonable out-of-pocket expenses and travel expenses incurred by him in connection with the performance of the Corporation's business, in accordance with reasonable policies that may be established by the Corporation's Board of Directors from time to time applicable to reimbursement of expenses. The Corporation shall provide Employee with the use of a suitable automobile for business purposes.

        (c) Employee shall be entitled to vacations of such time or times as Employee shall select, subject to the condition that it shall be taken at a time when his absence will not impair the Corporation's normal business functions.

        (d) The right of Employee to indemnification for liability incurred as a result of his service as an officer or director of the Corporation pursuant to the Articles of Incorporation or By-Laws of the Corporation shall not be materially less than the indemnification rights available to officers and directors of IWC Resources Corporation pursuant to its Articles of Incorporation and By-Laws.

        (e) Corporation shall provide Employee with office space and secretarial or similar support reasonably satisfactory to Employee.

        5.   TITLE, SERVICES AND DUTIES.

        (a) Employee is hereby employed to perform the services of Chairman of the Board of Directors and discharge the duties necessary and appropriate thereto.

        (b)  Employee's  responsibilities   shall  include  those
   matters typically performed by a chairman of the board, and such other executive level duties as may be requested of him from time to time by the Board of Directors.

        6.   TERMINATION.   In  addition  to  the  provisions  of
paragraph 2, the Corporation may terminate this Agreement as follows:

        (a) Immediately for fraud, dishonesty, gross misconduct or similar conduct;

        (b)  Immediately upon Employee's death;

        (c)  Upon   mutual  agreement  by  the  Corporation   and
   Employee; and

        (d)  In accordance with the provisions of paragraph 2.

Employee may terminate this Agreement for any reason upon 30 days written notice to the Corporation.

        7. SEVERANCE BENEFITS. Upon termination, the Corporation shall pay the base salary then in effect through the date of termination and have no obligation to pay Employee any further salary or severance benefits under this Agreement; provided, however, that Employee shall be entitled to any benefits payable under the terms of any benefit plans of the Corporation or Resources in which Employee participates.

        8. SEVERABILITY. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provisions shall be modified or deleted in such a manner so as to make this Agreement as modified legal and enforceable to the fullest extent permitted under applicable law.

        9. PARTIES BOUND. All provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

        10. EFFECT AND MODIFICATION. This Agreement comprises the entire agreement between the parties with respect to the subject matter hereof and supersedes all earlier agreements relating to the subject matter hereof. No statement or promise, except as herein set forth, has been made with respect to the subject matter of this Agreement. The headings of the individual paragraphs herein are for convenience only and shall not be deemed to be a substantive part of this Agreement. No modification or amendment hereof shall be effective unless in writing and signed by Employee and an officer of the Corporation (other than Employee).

        11. NON-WAIVER. The Corporation's or Employee's failure or refusal to enforce all or any part of, or the Corporation's or Employee's waiver of any breach of this Agreement, shall not be a waiver of the Corporation's or Employee's continuing or subsequent rights under this Agreement, nor shall such failure or refusal or waiver have any effect upon the subsequent enforceability of this Agreement.

        12. ASSIGNABILITY. This Agreement may be assigned without the consent of Employee by the Corporation to any of its affiliates which continues the business theretofore conducted by the Corporation. Except as provided above, this Agreement may not be assigned by either party, whether by operation of law or otherwise, in whole or in part, without the prior written consent of the other party.

        13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same Agreement.

        14. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Indiana.

        15. NOTICE. Any notice, request, instruction or other document to be given hereunder to any party shall be in writing and delivered by hand, telegram, registered or certified United States mail, return receipt requested, or other form of receipted delivery, with all expenses of delivery prepaid, as follows:

        If to Employee:          Don W. Miller
                                 4704 Southwest Bermuda Way
                                 Palm City Florida, 34990

        If to the Corporation:   Miller Pipeline Corporation
                                 1220 Waterway Boulevard
                                 Indianapolis, Indiana 46202
                                 Attention:  Board of Directors

and to such other addresses or to such other parties as either the Corporation or Employee may designate by giving notice to the other.


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

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.
                                 "Employee"

                              /S/ DON W. MILLER
                            Don W. Miller



                            "Corporation"

                            MILLER PIPELINE CORPORATION

                            By    /S/ DOUGLAS S. BANNING, JR.
                               Name:  Douglas S. Banning, Jr.
                               Title: Secretary/Treasurer


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